UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 19, 2013 (March 19, 2013)

MEAD JOHNSON NUTRITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 832-2420

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:               Regulation FD Disclosure

In a press release dated March 13, 2013, Mead Johnson Nutrition Company (the “Company”) announced that it will present at the CAGE (Consumer Analyst Group of Europe) conference (the “CAGE Conference”) in London on March 20, 2013.  The Company’s presentation will be webcast live on the Internet and can be accessed in the manner set forth in the press release.

The Company is furnishing herewith as Exhibit 99.1 a copy of the materials that it expects to present at the CAGE Conference.

Item 9.01:               Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Mead Johnson Nutrition Company Presentation dated March 20, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: March 19, 2013	By:	/s/ Tom De Weerdt
Tom De Weerdt
Vice President, Corporate Controller

3